Supplement dated June 4, 2026 to the Statement of Additional Information, dated April 1, 2026, as may be revised or supplemented from time to time, for the following funds:

LOOMIS SAYLES GLOBAL GROWTH FUND

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

VAUGHAN NELSON SELECT FUND

(together, the “Funds”)

Effective immediately, the fifth paragraph in the sub-section “Advisory Fees” within the section “Fund Charges and Expenses” is amended and restated as follows with respect to the Funds:

Loomis Sayles and Natixis Advisors (together, the “Advisers”) have each given a binding contractual undertaking to all classes of the applicable Fund to waive its advisory fee and, if necessary, to reimburse certain expenses related to operating the Funds in order to limit the Funds’ expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and organizational and extraordinary expenses, such as litigation and indemnification expenses, to the annual rates indicated below. The undertakings are in effect through March 31, 2027, may be terminated before then only with the consent of the Board and are reevaluated on an annual basis. Each Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the undertaking described above (whether through waiver of its advisory fee or otherwise) to the extent that a class’s expenses in later periods fall below the annual rate set forth in the relevant undertaking. Each Adviser will not be entitled to recover any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fee/expense was waived/reimbursed.